EXHIBIT 12(B)

         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2010       /s/ John J. Kelley
     --------------------    ---------------------------------------------------
                             John J. Kelley, President & Chief Executive Officer
                             (principal executive officer)


I, John C. McDonnell, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 5, 2010       /s/ John C. McDonnell
     --------------------    ---------------------------------------------------
                             John C. McDonnell, Vice President & Chief
                             Financial Officer
                             (principal financial officer)